UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported):            November 19, 2004


                           CIRCLE GROUP HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

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               ILLINOIS                                000-27841                             22-3768777
    (State or Other Jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
            Incorporation)                                                                     Number)
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                                1011 CAMPUS DRIVE
                            MUNDELEIN, ILLINOIS 60060
               (Address of Principal Executive Offices) (Zip Code)


                                 (847) 549-6002
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):


[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             On November 19, 2004, Circle Group Holdings, Inc. (the "Company") entered into a Consulting Agreement (the "Agreement") with Stavros N. Papageorgious ("Mr. Papageorgious"). Pursuant to the terms of the Agreement, Mr. Papageorgious will provide, on terms acceptable to the Company, certain consulting services in Greece, including, but not limited to, securing the distribution and sale of the Company's products in Greece, securing a manufacturing plant in Greece and providing investment, merger and/or acquisition opportunities to the Company. In exchange for these services, Mr. Papageorious will receive warrants to purchase 500,000 shares of restricted common stock of the Company at $0.80 per share, exercisable for a two year period commencing on the date of the Agreement. The shares underlying the warrants have demand registration rights at any time after April 15, 2005.

             In consideration of the Agreement, Mr. Papageorgious will purchase from the Company 1,750,000 shares of restricted common stock of the Company for a total purchase price of $1,575,000, and the Company will grant warrants to Mr. Papageorgious for the purchase of 1,750,000 shares of restricted common stock at $0.90 per share, exercisable for a two year period commencing on the date of the Agreement. These shares and the shares underlying the warrants also have demand registration rights at any time after April 15, 2005. Copies of the Agreement and the press release filed by the Company to announce the Agreement are filed hereto as Exhibits 10.1 and 99.1, respectively.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                  The following exhibit are being furnished herewith:

                  10.1 Consulting Agreement by and between Circle Group and Stavros N. Papageorgiou dated November 19, 2004.

                  99.1  Press release issued by Circle Group on January 7, 2005.


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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CIRCLE GROUP HOLDINGS, INC.



Date:  January 10, 2005           By: /s/ GREGORY J. HALPERN
                                      ----------------------
                                          Gregory J. Halpern
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------
10.1                  Consulting Agreement by and between Circle Group and
                      Stavros N. Papageorgiou dated November 19, 2004.

99.1                  Press release issued by Circle Group on January 7, 2005.